UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 15, 2012

The Hallwood Group Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8303	51-0261339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas		75219
(Address of Principal Executive Offices)		(Zip Code)

(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2012, The Hallwood Group Incorporated issued a press release announcing its results of operations for the first quarter ended March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulations S-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by The Hallwood Group Incorporated on May 15, 2012, announcing its results of operations for the first quarter ended March 31, 2012.

THE HALLWOOD GROUP INCORPORATED

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 16, 2012

THE HALLWOOD GROUP INCORPORATED

By:	/s/ Richard Kelley
Name:	Richard Kelley
Title:	Vice President & Chief Financial Officer